                                                                    Exhibit 24.1
                                                                    ------------

                               POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Michael W. Wright and Teresa H. Johnson, and each of them, their true and lawful attorneys-in-fact and agents, each acting alone, with full powers of substitution and resubstitution, for them and in their name, place and stead, in any and all capacities to execute the Registration Statement on Form S-8 to be filed under the Securities Act of 1933 for the registration of 2,000,000 shares of Common Stock, $1.00 par value, of SUPERVALU INC. to be issued under the SUPERVALU INC. 1997 Stock Plan and any and all post-effective amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  April 9, 1997


                                       /s/ Garnett L. Keith, Jr.
---------------------------            ----------------------------
Herman Cain                            Garnett L. Keith, Jr.


/s/ Stephen I. D'Agostino              /s/ Richard L. Knowlton
---------------------------            ----------------------------
Stephen I. D'Agostino                  Richard L. Knowlton


/s/ Lawrence A. Del Santo              /s/ Charles M. Lillis
---------------------------            ----------------------------
Lawrence A. Del Santo                  Charles M. Lillis


/s/ Edwin C. Gage                      /s/ Harriet Perlmutter
---------------------------            ----------------------------
Edwin C. Gage                          Harriet Perlmutter


/s/ Vernon H. Heath                    /s/ Carole F. St. Mark
---------------------------            ----------------------------
Vernon H. Heath                        Carole F. St. Mark


/s/ William A. Hodder                  /s/ Winston R. Wallin
---------------------------            ----------------------------
William A. Hodder                      Winston R. Wallin